Exhibit 4

                              CERTIFICATE OF STOCK

       [GRAPHIC]                                                 [GRAPHIC]
         NUMBER                      FIRST                        SHARES
      [FCC       ]                  COMMERCE                    [         ]
                                   CORPORATION

 INCORPORATED UNDER THE LAWS                                  SEE REVERSE FOR
 THE STATE OF NORTH CAROLINA                                CERTAIN DEFINITIONS

                                                            CUSIP  31984F 10 1
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THIS CERTIFIES THAT



is the owner of
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   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

========================== FIRST COMMERCE CORPORATION ==========================

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

        /s/ E. Michael Gudely                      /s/ Wesley w. Sturges
                     Secretary                                     President


COUNTERSIGNED:
                          REGISTER AND TRANSFER COMPANY
                             (CRANFORD, NEW JERSEY)

                                                            TRANSFER AGENT

BY

                                        AUTHORIZED SIGNATURE


                                    [GRAPHIC]
                           FIRST COMMERCE CORPORATION
                                 CORPORATE SEAL
                                      N.C.

                           FIRST COMMERCE CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

                        TEN COM - as tenants in common
                        TEN ENT - as tenants by the entireties
                         JT TEN - as joint tenants with right
                                  of survivorship and not as
                                  tenants in common

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECIEVED, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[____________________________________]


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OR ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares

of the  common  stock  represented  by the  within  Certificate,  and do  hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said stock on the books of the within named  Corporation  with full power of substitution.


Dated ____________________________



                                    X __________________________________________
                                    NOTICE:  THE  SIGNATURE  TO THIS  ASSIGNMENT
                                    MUST  CORRESPOND  WITH THE  NAME AS  WRITTEN
                                    UPON  THE FACE OF THE  CERTIFICATE  IN EVERY
                                    PARTICULAR,     WITHOUT     ALTERATION    OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.


By
___________________________________________
THE  SIGNATURE(S)  SHOULD  BE GUARANTEED BY
AN  ELIGIBLE  GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVING AND LOAN  ASSOCIATIONS
AND  CREDIT UNIONS  WITH  MEMBERSHIP  IN AN
APPROVED   SIGNATURE   GUARANTEE  MEDALLION
PROGRAM), PURSUANT  TO  S.E.C. RULE 17Ad-15